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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 8, 2004
                                                        ------------------



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                     1-16383              95-4352386
 (State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
  incorporation or organization)                           Identification No.)

                       717 Texas Avenue
                          Suite 3100
                        Houston, Texas                             77002
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

         On December 8, 2004, Cheniere Energy, Inc. (the "Company") issued a press release announcing that on December 8, 2004 it closed its previously announced public offering of 5 million shares of common stock at $60 per share. The Company also announced that it received, after closing of the public offering on December 8, 2004, notice from ChevronTexaco that Chevron U.S.A. Inc. has determined not to continue negotiations regarding its proposed acquisition of a limited partner interest in Cheniere's wholly-owned Sabine Pass LNG partnership, which is developing an LNG receiving terminal near Sabine Pass in Cameron Parish, Louisiana. The notice delivered by ChevronTexaco also confirmed that, as previously announced, ChevronTexaco will advise Cheniere on or before December 20, 2004 whether it will proceed forward with the Terminal Use Agreement as a long-term user of reserved capacity at the Sabine Pass LNG terminal. The press release and the letter delivered by ChevronTexaco at approximately 5:00 p.m., Houston time on December 8, 2004, are attached as Exhibits 99.1 and 99.2, respectively, to this report and are incorporated by reference into this Item 8.01.


Item 9.01.   Financial Statements and Exhibits.

c) Exhibits

 Exhibit
 Number                            Description
----------                         ------------

  99.1         Press Release dated December 8, 2004 (filed herewith).

  99.2         Letter from ChevronTexaco received December 8, 2004
               (filed herewith).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHENIERE ENERGY, INC.


         Date:  December 8, 2004          By:    /s/ Don A. Turkleson
                                                 --------------------
                                          Name:  Don A. Turkleson
                                          Title: Chief Financial Officer


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EXHIBIT INDEX


 Exhibit
 Number          Description
----------       ------------

    99.1         Press Release dated December 8, 2004 (filed herewith).

    99.2         Letter from ChevronTexaco received December 8, 2004
                 (filed herewith).